TABLE OF CONTENTS

   USAA Family of Funds                                            1
   Message from the President                                      2
   Investment Review:
      California Bond Fund                                         4
       California Money Market Fund                                9
   Financial Information:
      Statements of Assets and Liabilities                        13
      Portfolios of Investments in Securities:
         California Bond Fund                                     15
         California Money Market Fund                             18
      Notes to Portfolios of Investments in Securities            22
      Statements of Operations                                    23
      Statements of Changes in Net Assets                         24
      Notes to Financial Statements                               25



                  IMPORTANT INFORMATION


Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Funds.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:
                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA California Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the funds.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (COPYRIGHT)1997, USAA. All rights reserved.



USAA Family of Funds Performance Summary
If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 35 funds by investment objective as of September 30, 1997.


           Investment                   Inception             Average Annual Total Return(%)*
            Objective                     Date        1 year      5 years    10 years    Since Inception
CAPITAL APPRECIATION
  Aggressive Growth                     10/19/81       12.97       22.01       12.58          -
  Emerging Markets(1)                    11/7/94       17.80        -           -             9.18
  First Start Growth                      8/1/97        -           -           -            -0.70
  Gold(1)                                8/15/84      -15.16        3.76       -6.42          -
  Growth                                  4/5/71       34.93       18.50       12.42          -
  Growth & Income                         6/1/93       37.04        -           -            19.40
  International(1)                       7/11/88       26.99       17.03        -            11.90
  S&P 500 Index(4)+                       5/1/96       40.33        -           -            32.89
  Science & Technology(5)                 8/1/97        -           -           -            -2.00
  World Growth(1)                        10/1/92       28.41       15.94        -            15.94


ASSET ALLOCATION
  Balanced Strategy(1)                    9/1/95       26.23        -           -            16.92
  Cornerstone Strategy(1)                8/15/84       26.15       15.31        9.33          -
  Growth and Tax Strategy(2)**           1/11/89       18.12       11.73        -            10.69
  Growth Strategy(1)                      9/1/95       26.54        -           -            24.91
  Income Strategy                         9/1/95       18.42        -           -            11.85


INCOME--TAXABLE
  GNMA                                    2/1/91       10.02        6.70        -             7.81
  Income                                  3/4/74       11.55        7.35       10.31          -
  Income Stock                            5/4/87       31.46       16.04       13.55          -
  Short-Term Bond                         6/1/93        8.07        -           -             5.92


INCOME--TAX EXEMPT
  Long-Term(2)**                         3/19/82       10.02        6.87        8.85          -
  Intermediate-Term(2)**                 3/19/82        9.07        6.89        8.05          -
  Short-Term(2)**                        3/19/82        5.95        4.89        5.81          -
  California Bond(2)**                    8/1/89        9.85        7.43        -             7.81
  Florida Tax-Free Income(2)**           10/1/93       10.18        -           -             4.88
  New York Bond(2)**                    10/15/90        9.69        6.58        -             8.49
  Texas Tax-Free Income(2)**              8/1/94       10.30        -           -             9.56
  Virginia Bond(2)**                    10/15/90        8.92        7.12        -             8.26


MONEY MARKET
  Money Market(3)                         2/2/81        5.32        4.58        5.77          -
  Tax Exempt Money Market(2),(3)**        2/6/84        3.39        3.06        4.13          -
  Treasury Money Market Trust(3)          2/1/91        5.16        4.38        -             4.41
  California Money Market(2),(3)**        8/1/89        3.30        2.98        -             3.61
  Florida Tax-Free Money Market(2),(3)** 10/1/93        3.28        -           -             3.06
  New York Money Market(2),(3)**        10/15/90        3.22        2.85        -             3.09
  Texas Tax-Free Money Market(2),(3)**    8/1/94        3.36        -           -             3.33
  Virginia Money Market(2),(3)**        10/15/90        3.26        2.90        -             3.21


Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.
(2) Some income may be subject to state or local taxes or the federal alternative minimum tax.
(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.
(4) S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.
(5) This Fund may be more volatile than a fund that diversifies across many industries.
* Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.
** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.
+  Includes the $10 annual account maintenance fee through December 31, 1996.




                       MESSAGE FROM THE PRESIDENT

We recently received a bit of good news.

It is that all eight of the tax-exempt bond funds which we offer, the Long-Term, Intermediate-Term and Short-Term Funds, plus our five state-specific bond funds, have been awarded five-star ratings by Morningstar for the one-year period ended September 30, 1997.* We are pleased with this achievement, mainly because of what it confirms. To understand that, let's talk about what these ratings mean.




                           EIGHT IS GREAT!

                  USAA's eight Tax-Exempt Bond Funds
               all receive Morningstar's 5 star rating
   in the municipal bond funds category for the year ended 9-30-97.*



       FUND                                1 YEAR     3 YEAR      5 YEAR     10 YEAR
-------------------------------------------------------------------------------------
USAA Tax Exempt Intermediate-Term Fund      *****       5*          5*          5*
USAA Tax Exempt Short-Term Fund             *****       5*          5*          5*
USAA Virginia Bond Fund**                   *****       5*          5*
USAA Tax Exempt Long-Term Fund              *****       5*          4*          4*
USAA California Bond Fund**                 *****       5*          4*
USAA New York Bond Fund**                   *****       5*          3*
USAA Texas Tax-Free Income Fund**           *****       5*
USAA Florida Tax-Free Income Fund**         *****       4*

Total Funds rated:                          1,760     1,374         668        326




Past performance is no guarantee of future results.
* Morningstar proprietary ratings reflect historical risk-adjusted performance through 9/30/97. The ratings are subject to change monthly. Morningstar ratings are calculated from the Fund's 3-, 5-, and 10-year average annual total returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. There is a three-year minimum performance requirement before a fund is rated. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. Overall rating is a weighted average of a fund's 3-, 5-, and 10-year ratings, when applicable. Among 1,374 municipal bond funds, the USAA Tax Exempt Intermediate-Term, Short-Term, Texas Tax-Free Income, and Virginia Bond Funds received overall ratings of 5 stars. The USAA Tax Exempt Long-Term, California Bond, New York Bond, and Florida Tax-Free Income Funds received overall ratings of 4 stars. The top ten percent of the funds in a rating category receive five stars and the next 22.5% receive four stars.

** These funds are only available for residents in these states.

(PHOTO OF THE PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J. C. ROTH,
 APPEARS HERE)

There are some standard words which you will see commonly published along with any reference to Morningstar ratings. They are what we call a legend and they include this; "Morningstar proprietary ratings reflect historical risk-adjusted performance through [date]. The ratings are subject to change monthly..." At many conferences I have attended, I have heard Morningstar executives emphasize the point that their ratings are historically based and that they are not predictive. In other words they tell you who did well, but they do not purport to tell you who will do well.

Having said all that, we are pleased with these ratings because they are an affirmation of one of our basic beliefs. We believe investors in tax-exempt bond funds want, and will benefit most from tax-exempt income. That seems obvious when you put it on paper, but it is something which is easily obscured. The performance and the relative ratings of these funds are based upon their total returns, which means both interest income and price change. We have chosen very deliberately to manage our funds for consistently high yields, and we believe that over time this will be beneficial to our investors both in terms of income and total return. The Morningstar ratings indicate that in the recent past we have been correct in these beliefs.

And besides, it's nice to have someone say you're "five-star."

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board

For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.






                                INVESTMENT REVIEW


CALIFORNIA BOND FUND

OBJECTIVE: Provide California investors with a high level of current interest income that is exempt from federal and California state income taxes.

TYPES OF INVESTMENTS: Invests primarily in long-term investment grade California tax-exempt securities.
_______________________________________________________________________________
                                            3/31/97              9/30/97
 Net Assets.............................. $440.2 MILLION        $488.4 Million
 Net Asset Value Per Share...............  $10.50                 $10.98
_______________________________________________________________________________
AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/97
March 31, 1997 to September 30,1997...................................7.51% (+)
1 Year................................................................9.85%
5 Years...............................................................7.43%
Since Inception on August 1,  1989................................... 7.81%
+ Total returns for periods of less than one year are not annualized. This six-month return is cumulative.
30-Day SEC Yield* on September 30, 1997............................   4.87%
_______________________________________________________________________________
*Calculated as prescribed by the Securities and Exchange Commission.

Total  return   equals  income  return  plus  share  price  change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


----------------------------------
CUMULATIVE PERFORMANCE COMPARISON
----------------------------------

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 Investment for the USAA California Bond Fund, Lehman Brothers Municipal Bond Index and the Lipper California Municipal Debt Funds Average. Data since inception on 8/1/89 through 9/30/97. The data points from the graph are as follows:

USAA  California Bond Fund

Year                  Amount
--------              ------
08/01/89              $10,000
08/31/89              $ 9,822
08/31/90              $10,390
08/31/91              $11,685
08/31/92              $12,841
08/31/93              $14,575
08/31/94              $14,232
08/31/95              $15,370
08/31/96              $16,557
08/31/97              $18,231
09/30/97              $18,487

Lehman Brothers Municipal Bond Index

Year                  Amount
----                  ------
08/01/89              $10,000
08/31/89              $ 9,902
08/31/90              $10,537
08/31/91              $11,780
08/31/92              $13,095
08/31/93              $14,693
08/31/94              $14,713
08/31/95              $16,018
08/31/96              $16,857
08/31/97              $18,415
09/30/97              $18,634

Lipper California Municipal  Debt Funds Average

Year                  Amount
----                  ------
08/01/89              $10,000
08/31/89              $ 9,882
08/31/90              $10,382
08/31/91              $11,548
08/31/92              $12,750
08/31/93              $14,353
08/31/94              $14,182
08/31/95              $15,200
08/31/96              $16,075
08/31/97              $17,543
09/30/97              $17,793



The broad-based Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment grade tax-exempt bond market. The Lipper California Municipal Debt Funds Average is the average performance level of all California Municipal Debt Funds, as computed by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. All tax-exempt bond funds will find it difficult to outperform the Lehman Index, since funds have expenses.



                         MESSAGE FROM THE MANAGER


(A photograph of Robert R. Pariseau, CFA, Portfolio Manager appears here)

A Remarkable Economy
The Federal Reserve Board (the Fed) has made it quite evident that they will tolerate a robust economy and low unemployment. After all, Fed Chairman Alan
Greenspan  himself   described  the  economy's   performance  as remarkable.
Such tolerance is unusual for the Fed since in the past prolonged economic growth and tight labor markets raised serious concerns of inflation.
However, Chairman Greenspan has made it crystal clear that, if inflation should re-ignite, he would act forcefully. Very likely the Fed would initiate one or more increases in short-term interest rates triggering a negative reaction by the financial markets. Obviously, new economic conditions and relationships have lowered the inflationary threshold compared to the 1980s. But, a limit still exists. It will be most interesting to see how long and how far this economy can go without generating inflationary pressures.

Interest Rates
The yield on the Bond Buyer 40-Bond Index (BBI40), the industry standard for the yield of long-term, investment-grade municipal bonds, fell nearly 1/2 percent from March 31, 1997, until July. During August and September the BBI40 traded in the range of 5.40% to 5.60%.

Portfolio Strategy
I focus primarily on generating maximum tax-exempt income that potentially should produce the best after-tax total return over a 3-5 year investment horizon. I do not buy exotic derivatives or bonds subject to the alternative minimum tax (AMT), nor do I hedge the portfolio with futures contracts.

Absolute concentration on pretax total return implies that the manager believes he or she can forecast interest rates. I don't believe anyone has ever demonstrated that they can consistently predict the future of interest rates. Although I pay close attention to total return, my primary concern remains on generating tax-free income. There are other reasons. Typically income is the largest component of total return, and over longer time horizons price volatility tends to even out.


           AVERAGE ANNUAL COMPOUNDED RETURNS WITH
   REINVESTMENT OF DIVIDENDS - PERIODS ENDING SEPTEMBER 30, 1997

             TOTAL                 DIVIDEND            PRICE
             RETURN     EQUALS      RETURN     PLUS    CHANGE
 ----------------------------------------------------------------
 Since
8/1/89        7.81%        =         6.31%       +      1.50%
_________________________________________________________________

5 Years       7.43%        =         5.98%       +      1.45%
_________________________________________________________________

1 Year        9.85%        =         5.97%       +      3.88%
_________________________________________________________________


A chart in the form of a bar graph appears here, illustrating the Annual Total Returns and Compounded Dividend Returns of the USAA California Bond Fund for the 8-year period ended September 30, 1997.

Total Return for years                  **Compounded  Dividend
  ended:                                  Yield for years ended:
-----------------------                ------------------------------

9/30/89       -1.73%*                      9/30/89    1.07%*
9/30/90        6.19%                       9/30/90    6.91
9/30/91       13.17%                       9/30/91    7.26%
9/30/92        9.38%                       9/30/92    6.54%
9/30/93       13.96%                       9/30/93    6.35%
9/30/94       -5.14%                       9/30/94    5.06%
9/30/95       11.24%                       9/30/95    6.47%
9/30/96        8.34%                       9/30/96    6.02%
9/30/97        9.85%                       9/30/97    5.97%



Change in Share Price
-------------------------

9/30/89           -2.80%
9/30/90           -0.72%
9/30/91            5.91%
9/30/92            2.84%
9/30/93            7.61%
9/30/94          -10.20%
9/30/95            4.77%
9/30/96            2.32%
9/30/97            3.88%



* This does not cover a twelve month period.

**  Compounded Dividend yield calculation includes only income distributions.



Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. Dividend return is the income dividends received over the period assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.




Current Market Conditions
With interest rates nearing four-year lows, finding a value in the marketplace is more of a challenge. Currently, investment grade bonds, regardless of their credit rating (AAA or BBB), are selling at yields within a very narrow range. I will invest only in those bonds that I believe offer the best value for shareholders.

Your Fund's Performance
Since long-term interest rates dropped during the period, your Fund's net asset value (NAV) per share increased by $.48 to $10.98, or 4.6%, since March 31, 1997. The Fund's performance compared favorably to its peer group. While past performance is no guarantee of future results, the Fund's annualized dividend yield(1) for the past six months was 5.45%, as compared to the Lipper California Municipal Debt Funds average of 4.66% for the 113 funds in the category.(2) For the same period, the Fund's total return(3) was 7.51%, compared to the Lipper average of 6.92%.


_______________________________________

COMPARISON - 12 MONTH DIVIDEND YIELD
_______________________________________


A chart in the form of a bar graph appears here illustrating the comparison of the 12 Month Dividend Yield of the USAA California Bond Fund and the Lipper California Municipal Debt Funds Average from 9/30/90 to 9/30/97.

            USAA California Bond                  Lipper  California Municipal
                  Fund                                 Debt Funds Average
9/30/90            6.82%                                       6.78%
9/30/91            6.53%                                       6.4%
9/30/92            6.1%                                        6.05%
9/30/93            5.41%                                       5.36%
9/30/94            5.84%                                       5.77%
9/30/95            5.8%                                        5.31%
9/30/96            5.7%                                        5.08%
9/30/97            5.48%                                       4.8%




The Lipper California Municipal Debt Funds Average is computed by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions. The graph represents data from 9/30/90 to 9/30/97.


The table below compares the yield of the USAA California Bond Fund with a taxable equivalent investment.




    TO MATCH THE CALIFORNIA BOND FUND'S CLOSING 30-DAY SEC YIELD OF 4.87% AND:
                               Assuming a California  State Tax Rate of:
                                      8.00%    9.30%     9.30%     9.30%
                                and a Marginal Federal Tax Rate of:
                                        28%      31%       36%     39.6%
_______________________________________________________________________________
A fully Taxable Investment Must Pay:  7.35%    7.78%     8.39%     8.89%
_______________________________________________________________________________
This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA Family of Funds.



(1) Dividend yield is computed by dividing income dividends paid during the previous 6 months by the latest month-end net asset value adjusted for capital gains distributions and annualizing the result.
(2) Lipper Analytical Services is an independent organization that monitors the performance of mutual funds.
(3) Total return equals income return plus share price change and assumes reinvestment of dividends and capital gains distributions.



The State of California
Economic expansion continues at a brisk pace. Growth in high-tech, retail trade, manufacturing, and exports has generated strong gains in the state's personal income and employment levels. The unemployment rate fell to 6.2% in August 1997, nearly 1% below the previous year's level. Since the state's personal income and sales taxes produce nearly 80% of the state's General Fund revenues, the dramatic recovery is very timely. Fitch Investors Service recently upgraded the state's credit rating to "AA-" while Moody's and Standard & Poor's maintained their A1/A+ ratings, respectively.

The state has reduced its accumulated General Fund deficit to $2.1 billion. Ballot initiatives and spending pressures, particularly for education and public safety, continue to delay the elimination of the deficit as well as prevent the creation of a meaningful cash reserve. Looking forward, we will closely monitor financial and legislative issues that could potentially impact your Fund's holdings. One such legal issue is the Rider vs. San Diego case before the California Supreme Court. This case challenges a city's right to issue a lease revenue bond without a taxpayer vote. Such legal controversies are why I avoid municipal leases that rely upon annual appropriations to service debt from a local general fund, unless extenuating circumstances exist.






                          Portfolio Ratings/Mix
                            September 30, 1997


A pie chart is shown here depicting the Portfolio Mix as of September 30, 1997 of the USAA California Bond Fund to be:
AA - 20%, A - 23%, Cash Equivalents - 1%, AAA - 30%, BBB - 26%



This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group, or Fitch Investors Service. Unrated securities that have been determined by USAA IMCO to be of equivalent investment quality to categories AAA and BBB account for 1.8% and .5%, respectively, of the Fund's investments.

Note: Income may be subject to federal, state or local taxes, or the alternative minimum tax.

See page 15 for a complete listing of the Portfolio of Investments in Securities.





                                INVESTMENT REVIEW

CALIFORNIA MONEY MARKET FUND

OBJECTIVE: Provide California investors with a high level of current interest income that is exempt from federal and California state income taxes, while preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: High quality California tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in this Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will maintain a stable net asset value of $1.00 per share.

_______________________________________________________________________________
                                                  3/31/97            9/30/97
   Net Assets.................................$341.1 MILLION      $388.5 MILLION
   Net Asset Value Per Share..................   $1.00               $1.00
_______________________________________________________________________________
   AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/97
   March 31, 1997 to September 30, 1997............................. 1.70%(+)
   1 Year........................................................... 3.30%
   5 Years.......................................................... 2.98%
   10 Years......................................................... 3.61%
   (+) Total returns for periods of less than one year are not annualized.
   This six-month return is cumulative.
   7-Day Simple Yield on September 30, 1997......................... 3.60%
______________________________________________________________________________

Total return equals income return and assumes reinvestment of all dividends and any capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results. Yields and returns will fluctuate.


______________________________
7-DAY YIELD COMPARISON
______________________________



A chart in the form of a line graph appears here illustrating the comparison of the 7 day Yield of the USAA California Money Market Fund and the IBC/Donoghue's State Specific SB (Stock Broker) and GP (General Purpose) (Tax - Free):
California Money Funds.

               USAA CALIFORNIA                                IBC/Donoghue
               MONEY MARKET FUND                              ------------
               -----------------
9/24/96           3.41%                                         3.09%
10/29/96          3.23%                                         2.92%
11/26/96          3.24%                                         2.88%
12/31/96          3.61%                                         3.24%
1/28/97           3.1%                                          2.81%
2/25/97           3.19%                                         2.72%
3/25/97           3.01%                                         2.63%
4/29/97           3.76%                                         3.49%
5/27/97           3.54%                                         3.2%
6/24/97           3.59%                                         3.24%
7/29/97           3.28%                                         2.94%
8/26/97           3.03%                                         2.7%
9/29/97           3.58%*                                        3.21%*


Data represent the last Monday of each month.
*Ending date 9/29/97



The graph tracks the Fund's 7-day simple yield against IBC/Donoghue's State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free): California Money Funds, an average of all major money market fund yields.





                       MESSAGE FROM THE MANAGER


(A PHOTOGRAPH OF JOHN C. BONNELL, CFA, PORTFOLIO MANAGER, APPEARS HERE)



The Market
All financial  markets  are  driven by supply  and  demand  relationships.
This was especially  highlighted  in the summer  months by the  tax-exempt money market. During the six months ending September 30, 1997, the one-year Treasury bill yield ranged from 6.07% to 5.42% and has generally trended down since the end of April. The same cannot be said for one-year municipal notes.
As measured by the Bond Buyer One-Year Note Index,(1) yields ranged from 3.97% to 3.76% during the same time span, and ended the period at 3.82%, only slightly lower than the 3.85% at the end of March. Why didn't short-term municipals follow the short-term treasury market closer? The municipal market is influenced more by the amount of securities available in the market, and the amount of cash to be invested. Several possible factors that combined this year
to influence both the supply  of  and  demand  for  short-term   tax-exempt
securities  included  the following:

     o  The scarcity in supply of one-year notes.
     o  Borrowings made for periods longer than twelve months.
     o  An increase in the alternative to fixed rate notes.

With improved economic conditions issuers did not need to borrow as much as in prior years. In fact, more issuers chose to borrow for fifteen months, temporarily making their securities too long for money market investments. Alternatively, underwriters created money market eligible variable rate products out of long-term securities, thus increasing the supply of variable rate securities.(2)


(1) Bond Buyer Index is the industry standard for yields of investment grade municipal bonds.

(2) Variable rate demand note: A note representing borrowings that is payable on demand and that bears interest tied to money market rate.


The equity and long-term bond markets both experienced tremendous price gains over the last six months. This was accompanied by extreme volatility which many expect caused large cash flows into and out of money market funds. In addition, during the Federal government budget negotiations one proposal contained a provision that would reduce the amount of tax-exempt interest corporations could claim. This provision was not included in the final budget bill, but many feel corporations reduced their municipal holdings (a large amount being short-term securities) temporarily, only to buy into the market after the budget was passed. These events combined to influence the demand for short-term municipal securities. Situations such as these, which are unique to the municipal market, explain why the municipal market does not always closely track the much larger and highly efficient treasury market.

Strategy
Your Fund strives to meet its objective in any prevailing market environment. This is done in part by maintaining a mix of fixed rate securities and variable rate securities in the fund. Fixed rate securities lock in rates and help stabilize the Fund's yield during the periods when there is a large amount of money in the market relative to supply. Variable rate securities provide liquidity necessary to take advantage of higher yielding securities as opportunities arise. Our longstanding commitment to credit research is a major factor that ensures all purchases are the best relative value in the market at any given time.

Performance
While past performance is no guarantee of future results, for the 12 months ending September 30, 1997, your Fund ranked 2 out of 41 California Money Market Funds according to IBC Financial Data, Inc. with a yield of 3.30%. The average for the category over the same time period was 2.96%.

California
Economic expansion continues in California. Growth in high-technology industries, retail trade, business services, export trade, and manufacturing resulted in strong gains in personal income and employment levels. Reflecting this growth, the seasonally adjusted unemployment rate, while still higher than the 4.9% national average, fell to 6.2% in August 1997, down from 7.1% in August 1996. The importance of a sound business environment to the State's financial well-being is evidenced by the fact that the personal income tax and sales tax comprised nearly 80% of General Fund (the state's main operating account) revenues in fiscal 1996. The state has achieved operating surpluses for each of the last five years. While a deficit is expected for fiscal 1997-98, this is attributable to an extraordinary pension payment of $1.235 billion to the Public Employment Retirement Fund.

Favorable operating results have permitted the state to reduce its accumulated General Fund deficit from a peak of $4.6 billion at June 30, 1992, to $2.1 billion at June 30, 1996. However, ballot initiatives and spending pressures, particularly for education and public safety, continue to hinder the state's ability to build significant fiscal reserves. We will continue to closely monitor financial and legislative issues that may ultimately have an impact on the relative attractiveness of California municipal securities. As always, we analyze each issue on a case-by-case basis and remain very selective when investing Fund assets.




------------------------------------
Cumulative Performance of $10,000
------------------------------------

A chart in the form of a line graph appears here comparing the cumulative performance of a $10,000 Investment in the USAA California Money Market Fund. Data since inception on 08/01/89 through 9/30/97. The data points from the graph are as follows:

California Money Market Fund
----------------------------

08/01/89              $10,000
08/31/89              $10,043
08/31/90              $10,609
08/31/91              $11,127
08/31/92              $11,511
08/31/93              $11,789
08/31/94              $12,057
08/31/95              $12,476
08/31/96              $12,898
08/31/97              $13,322
09/30/97              $13,362



Past performance is no guarantee of future results and the value of your
investment will vary according to the fund's performance.   Income may be
subject to federal, state or local taxes, or to the alternative minimum tax.




An investment in this Fund is neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will maintain a stable net asset value of $1 per share.

See page 18 for a complete listing of the Portfolio of Investments in Securities.


STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS)

September 30, 1997
(Unaudited)


                                                                                          CALIFORNIA
                                                                           CALIFORNIA     MONEY MARKET
                                                                           BOND FUND         FUND
                                                                          ------------    -------------
Assets
   Investments in securities, at market value
      (identified cost of $464,121 and $391,802, respectively)             $  498,322      $  391,802
   Cash                                                                           152             862
   Receivables:
      Capital shares sold                                                         135             244
      Interest                                                                  7,295           3,027
                                                                              --------       --------
         Total assets                                                         505,904         395,935
                                                                              --------       --------
Liabilities
   Securities purchased                                                        16,461           6,400
   Capital shares redeemed                                                        142             750
   USAA Investment Management Company                                             126             102
   USAA Transfer Agency Company                                                    20              17
   Accounts payable and accrued expenses                                           70              75
   Dividends on capital shares                                                    702              65
                                                                              ---------       --------
         Total liabilities                                                     17,521           7,409
                                                                              ---------       --------
            Net assets applicable to capital shares outstanding            $  488,383      $  388,526
                                                                              =========       ========
Represented by:
   Paid-in capital                                                         $  454,676      $  388,526
   Accumulated net realized loss on investments                                  (494)           -
   Net unrealized appreciation of investments                                  34,201            -
                                                                              ---------       --------
            Net assets applicable to capital shares outstanding            $  488,383      $  388,526
                                                                              =========       ========
   Capital shares outstanding                                                  44,479         388,526
                                                                              =========       ========
   Net asset value, redemption price,
      and offering price per share                                         $    10.98      $     1.00
                                                                              =========       ========

See accompanying notes to financial statements.





Categories & Definitions
Portfolios of Investments in Securities

September  30, 1997
(Unaudited)


Fixed-Rate Instruments -- consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

Put Bonds -- provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date.

Variable Rate Demand Notes (VRDN) -- provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity is the date on which the underlying principal amount may be recovered or the next rate adjustment date consistent with regulatory requirements. In bond funds, the effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Credit Enhancement (CRE) -- adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the provider of the credit enhancement, rather than the credit standing of the issuer.

Portfolio Description Abbreviations

            COP      Certificate of Participation
            CP       Commercial Paper
            CRE      Credit Enhanced
            GO       General Obligation
            IDA      Industrial Development Authority/Agency
            MFH      Multi-Family Housing
            PCRB     Pollution Control Revenue Bond
            RB       Revenue Bond
            TRAN     Tax Revenue Anticipation Note




California Bond Fund
Portfolio of Investments in Securities
(In Thousands)

September  30, 1997
(Unaudited)

  Principal                                                        Coupon      Final          Market
   Amount                    Security                               Rate     Maturity          Value
 ---------                  ---------                              ------   ----------        -------

                         Fixed Rate Instruments (101.5%)

            California (96.7%)
            Adelanto School District GO
  $ 4,715      Series 1997A (CRE)                                  5.67%(c)    9/01/21       $  1,274
    5,530      Series 1997A (CRE)                                  5.67(c)     9/01/22          1,414
    5,210   Alameda Housing Auth. MFH RB, Series 1989A             7.50        2/20/31          5,402
    4,500   Central Coast Water Auth. RB, Series 1996A (CRE)       5.00       10/01/22          4,278
   30,000   Central Valley Finance Auth. RB, Series 1993           6.20        7/01/20         31,307
            Contra Costa Water District RB
    7,175      Series D (CRE)                                      6.38       10/01/22          7,715
    2,650      Series G (CRE)                                      5.50       10/01/19          2,667
            Department of Water Resources RB
   11,000      Series K                                            6.00       12/01/21(a)      11,956
    5,400      Series L                                            5.75       12/01/19          5,540
    2,000      Series S                                            5.00       12/01/29          1,896
    5,000   Desert Hospital District COP (CRE)                     6.39        7/28/20(a)       5,537
            Educational Facilities Auth. RB
    9,500      Series 1991 (CRE)                                   7.15        5/01/21(a)      10,629
    5,000      Series 1992                                         6.00        2/15/17          5,244
    1,775      Series 1992                                         6.88        9/01/22          1,953
    8,990      Series 1992                                         6.50       10/01/22          9,568
    9,000      Series 1994 (CRE)                                   6.20        5/01/21          9,507
    8,015      Series 1995                                         6.00       10/01/25          8,339
    8,050      Series 1995A                                        5.60       12/01/20          8,068
            Fontana Unified School District Zero Coupon
               Convertible GO
    2,500      Series 1990D (CRE)                                  5.80(c)     5/01/17          2,227
    2,000      Series 1990D (CRE)                                  5.85(c)     5/01/22          1,765
    8,270   Foothill/Eastern Transportation Corridor Agency RB,
               Series 1995A                                        5.00        1/01/35          7,520
    2,385   Fresno COP                                             8.50        5/01/16          2,581
            Health Facilities Financing Auth. RB
    8,000      Series 1990                                         7.50       10/01/10(a)       8,920
    6,500      Series 1990A (CRE)                                  7.70        9/01/10          7,145
   35,000      Series 1990A                                        6.50       12/01/20         37,315(e)
   11,500      Series 1991 (CRE)                                   6.75        6/01/21         12,257
    3,175      Series 1992A (CRE)                                  6.38       10/01/22          3,414
    3,500      Series 1993C                                        5.60        5/01/33          3,521
    2,000      Series 1994 (CRE)                                   6.50        9/01/14          2,153
    5,000      Series 1994A                                        6.63        7/01/18          5,444
    1,000      Series 1997A (CRE)                                  5.50        1/01/19          1,000
    4,000      Series 1997A (CRE)                                  5.25        8/15/27          3,877
    3,200      Series 1997C (CRE)                                  5.13        8/15/22          3,076(d)
    4,180   Hollister Joint Powers Financing Auth. RB              5.90       12/01/23          4,255
            Housing Finance Agency Home Mortgage RB
      865      Series 1988F                                        7.88        8/01/19            892
   10,310      Series 1991F                                        6.85        8/01/17         10,958(e)
    5,990      Series 1994A                                        6.55        8/01/26          6,412
    3,000   Housing Finance Agency MFH RB,
               Series 1996A (CRE)                                  6.05        8/01/27          3,140
    1,500   Housing Finance Agency RB, Series 1997D                5.85        8/01/17          1,561
    5,455   Imperial Beach MFH RB, Series 1995A                    6.45        9/01/25          5,868
            Metropolitan Water District RB
    5,000      Series 1992                                         5.50        7/01/19          5,030
    2,515      Series 1992                                         5.00        7/01/20          2,394
    6,000      Series 1996C                                        5.00        7/01/27          5,671
   12,000   Modesto Irrigation District RB, Series 1992A (CRE)     6.13        9/01/19         12,630
    3,000   Mojave Water Agency Improvement District GO            6.60        9/01/22(a)       3,370
   10,975   New Haven Unified School District GO,
               Series 1997A (CRE)                                  6.10(c)     8/01/21          2,820
   10,990   Pleasanton Joint Powers Financing Auth. RB,
               Series 1993A                                        6.15        9/02/12         11,660
    8,500   Riverside County Public Financing Auth. Tax
               Allocation RB, Series A                             5.63       10/01/33          8,390
            Sacramento Cogeneration Auth. RB
    3,700      Series 1995                                         5.88        7/01/15          3,811
    6,500      Series 1995                                         6.50        7/01/21          6,979
    6,000      Series 1995                                         6.00        7/01/22          6,216
    7,040   San Diego MFH RB, Series 1995A                         6.45        5/01/25          7,560
   90,650   San Joaquin Hills Transportation Corridor Agency RB,
               Series 1997A (CRE)                                  5.67(c)     1/15/32         13,601(d)
   13,500   San Joaquin Hills Transportation Corridor
               Agency Senior Lien RB                               6.75        1/01/32         15,239
   10,035   San Joaquin Hills Transportation Corridor
               Agency Senior Lien RB                               5.00        1/01/33          9,213
   11,320   San Mateo Sewer RB, Series 1992 (CRE)                  6.30        8/01/17         12,167
   12,455   Southern California Public Power Auth. RB,
               Series 1989 (CRE)                                   6.00        7/01/18         12,610
            Statewide Communities Development Auth. COP
   13,500      Huntington Memorial Hospital (CRE)                  5.80        7/01/26         13,879
    5,420      Lutheran Homes (CRE)                                5.75       11/15/21          5,509
    4,000      Series 1996A (CRE)                                  5.50        9/01/14          4,039
    1,055      The Arc of San Diego (CRE)                          5.63        5/01/21          1,057
    1,000   Stockton Health Facilities RB, Series A                5.70       12/01/14          1,008
            Univ. of California RB
   12,000      Series 1991A                                        6.88        9/01/16(a)      13,595(e)
    4,000      Series 1996 (CRE)                                   5.75        7/01/24          4,126
            Washington Township Hospital RB
    9,500      Series 1993                                         5.50        7/01/18          9,464
    6,070      Series 1993                                         5.25        7/01/23          5,798
            Watsonville Insured Hospital RB
    5,000      Series 1995A (CRE)                                  6.35        7/01/24          5,376
    1,515      Series 1996A (CRE)                                  6.20        7/01/12          1,661
            Puerto Rico (4.8%)
            Electric Power Auth. RB
   10,500      Series 1995Z                                        5.25        7/01/21         10,153
   10,000      Series X                                            6.13        7/01/21         10,605
    2,700      Series X                                            5.50        7/01/25          2,696
-----------------------------------------------------------------------------------------------------

            Total fixed rate instruments (cost: $461,721)                                     495,922
-----------------------------------------------------------------------------------------------------

                        Variable Rate Demand Notes (0.5%)
            California
      100   Irvine Ranch Water District RB, Series 1985 (CRE)      3.65       10/01/05            100
      100   Loma Linda Water RB, Series 1995 (CRE)                 4.05        6/01/25            100
    2,200   Statewide Communities Development Auth. COP,
               Series 1996 (CRE)                                   3.65        6/01/26          2,200
------------------------------------------------------------------------------------------------------

            Total variable rate demand notes (cost: $2,400)                                     2,400
------------------------------------------------------------------------------------------------------

            Total investments (cost: $464,121)                                               $498,322
======================================================================================================

                          Portfolio Summary By Industry
                          -------------------------------
                           Hospitals                                     21.2%
                           Electric Power                                19.9
                           Escrowed Securities                           11.1
                           Toll Roads                                     9.3
                           Education                                      8.7
                           Water Utilities                                7.2
                           Housing - Multi-Family                         4.5
                           Housing - Single-Family                        4.1
                           Special Assessment/Tax/Fee                     4.1
                           Sewer                                          3.4
                           Nursing Care                                   2.5
                           Retirement Homes                               2.2
                           General Obligations                            1.9
                           Healthcare - Miscellaneous                     1.3
                           Other                                           .6
                                                                     ---------
                           Total                                        102.0%
                                                                     =========





California Money Market Fund
Portfolio of Investments in Securities
(In Thousands)

September  30, 1997
(Unaudited)

  Principal                                                        Coupon       Final
   Amount                    Security                               Rate      Maturity         Value
   ------                    ---------                            -------     --------        ------

                       Variable Rate Demand Notes (69.0%)

            California (68.6%)
  $ 2,850   Agoura Hills MFH RB, Series 1995 (CRE)                 4.00 %      6/01/15       $  2,850
    6,270   Alameda Contra Costa Schools Financing Auth. COP,
               Series 1996A (CRE)                                  3.90        7/01/16          6,270
    3,800   Central Unified School District COP, Series 1995 (CRE) 4.05        6/01/15          3,800
    9,700   Corona MFH RB, Series 1985B (CRE)                      4.10        2/01/05          9,700(b)
    3,580 Covina Redevelopment Agency MFH RB,
               Series 1994A (CRE)                                  4.15       12/01/15          3,580
    5,100   Economic Development Financing Auth. RB,
               Series 1996 (CRE)                                   3.85       11/15/26          5,100
            Educational Facilities Auth. RB
    4,290      Series 1997 (CRE)                                   4.00        3/01/27          4,290
    5,000      Series 1997                                         3.90        6/01/27          5,000
    4,800   Fillmore COP, Series 1997 (CRE)                        4.10        5/01/29          4,800
            Foothill/Eastern Transportation Corridor Agency RB
   11,500      Series 1995D (CRE)                                  4.00        1/02/35         11,500
   10,900      Series 1995E (CRE)                                  4.00        1/02/35         10,900
    4,230   Gardena Financing Agency RB, Series 1991 (CRE)         4.10        9/01/11          4,230
    7,945   Grand Terrace MFH RB, Series 1985A (CRE)               4.20       12/01/11          7,945
    1,210   Healdsburg Community Redevelopment Agency RB,
               Series 1993A (CRE)                                  4.10        1/01/98          1,210
    4,900   Huntington Beach MFH RB, Series 1985A (CRE)            4.00        2/01/10          4,900
            Irvine Ranch Water District RB
      700      Series 1985 (CRE)                                   3.65       10/01/05            700
    3,300      Series 1993 (CRE)                                   3.65        4/01/33          3,300
   15,495   Kern Community College District COP,
               Series 1995 (CRE)                                   4.60        1/01/25         15,495
    9,000   Lancaster MFH RB, Series 1984A (CRE)                   4.15       11/01/04          9,000(b)
    6,900   Loma Linda Water RB, Series 1995 (CRE)                 4.05        6/01/25          6,900
            Los Angeles Community Redevelopment Agency MFH RB
    3,000      Series 1985 (CRE)                                   4.05       12/01/05          3,000
    1,775      Series 1989 (CRE)                                   3.65        4/01/09          1,775
            Los Angeles County Housing Auth. MFH RB
    4,700      Series 1991B (CRE)                                  4.20       12/01/15          4,700
    3,300      Series 1994B (CRE)                                  4.15        9/01/18          3,300
      400   Merced IDA RB, Series 1989 (CRE)                       4.10       12/01/97            400
    4,400   Monrovia Redevelopment Agency COP,
               Series 1984 (CRE)                                   3.70       12/01/14          4,400
    8,955   Moreno Valley COP (CRE)                                4.10        6/01/27          8,955
    1,000   Ontario Redevelopment Agency Housing
               Financings RB, Series 1997A (CRE)                   4.15       10/01/27          1,000
            Orange County Apartment Development RB
    8,100      Series 1984D (CRE)                                  4.18        8/01/19          8,100
    2,300      Series 1985T (CRE)                                  4.05       10/01/07          2,300(b)
   14,450      Series 1992B (CRE)                                  4.20       11/01/05         14,450
    3,235   Riverside County Housing Auth. MFH RB,
               Series 1986F (CRE)                                  3.80       12/01/16          3,235
    4,055   Sacramento County MFH RB, Series 1985E (CRE)           4.10        9/15/07          4,055
    5,000   San Bernardino County COP, Series 1996 (CRE)           4.15       11/01/25          5,000
            San Bernardino County MFH RB
      550      Series 1985A (CRE)                                  4.05        6/01/05            550(b)
    1,500      Series 1985B (CRE)                                  4.10        6/01/05          1,500(b)
    3,000      Series 1992A (CRE)                                  4.00        8/01/05          3,000
    5,075   San Bernardino IDA RB, Series 1992 (CRE)               4.15        2/01/12          5,075
    8,300   San Diego MFH RB, Series 1993A (CRE)                   4.25       12/01/15          8,300
    8,000   Statewide Communities Development Auth. RB,
               Series 1995D (CRE)                                  4.00       12/01/22          8,000
            Statewide Communities Development Auth. COP
    2,200      Covenant Retirement Communities, Series 1992 (CRE)  4.00       12/01/22          2,200
    3,925      Institute for Defense Analysis, Series 1992 (CRE)   4.10       11/01/22          3,925
   31,700      Series 1996 (CRE)                                   3.65        6/01/26         31,700
   16,000   Torrance Hospital RB, Series 1992 (CRE)                4.05        2/01/22         16,000
            Puerto Rico (0.4%)
    1,600   Industrial, Tourist, Educational, Medical
               and Environmental Control Facilities
               Financing Auth. RB, Series 1995A (CRE)              3.85        1/01/15          1,600
------------------------------------------------------------------------------------------------------
            Total variable rate demand notes (cost: $267,990)                                 267,990
------------------------------------------------------------------------------------------------------


                                Put Bonds (5.3%)
            California
            Pollution Control Financing Auth. PCRB
    2,660      Series 1984                                         4.00        5/15/02          2,660
    5,260      Series 1984B                                        3.90        6/15/05          5,260
   12,700   Public Capital Improvement Finance Auth. RB,
               Series 1988C (CRE)                                  3.80        6/01/28         12,700
------------------------------------------------------------------------------------------------------

            Total put bonds (cost: $20,620)                                                    20,620
------------------------------------------------------------------------------------------------------



                         Fixed Rate Instruments (26.5%)
            California
    2,050   Lafayette Elementary School District TRAN,
               Series 1996                                         4.25       10/09/97          2,050
    8,500   Long Beach GO TRAN, Series 1996-97                     4.75       10/09/97          8,501
   10,000   Los Angeles Department of Water and Power CP (CRE)     3.90       10/14/97         10,000
    4,050   New Haven Unified School District TRAN, Series 1997    4.25        6/30/98          4,061
    4,600   Orange County Fire Auth. TRAN, Series 1997             4.25        9/17/98          4,615
    2,500   Placer Union High School District GO TRAN,
               Series 1997                                         4.45        9/10/98          2,512
    8,700   Pomona GO TRAN, Series 1997                            4.50        7/16/98          8,736
    7,000   San Bernardino County GO TRAN, Series 1997-98A         4.50        6/30/98          7,033
    1,620   San Leandro Unified School District GO TRAN,
               Series 1997                                         4.25        6/30/98          1,625
   14,775   San Ramon Valley Unified School District TRAN,
               Series 1996-97                                      4.30       10/30/97         14,780
   16,000   Santa Barbara County GO TRAN, Series 1996A             4.75       10/01/97         16,000
    7,210   Santa Rosa High School District TRAN, Series 1997-98   4.50        7/02/98          7,242
    9,000   Whittier Union High School District GO TRAN,
               Series 1997                                         4.25        6/30/98          9,027
    4,500   Yuba Community College District TRAN,
               Series 1996-97                                      4.50       10/31/97          4,503
    2,500   Yucaipa-Calimesa Joint Unified School
               District GO TRAN, Series 1997                       4.25        6/30/98          2,507
-----------------------------------------------------------------------------------------------------

            Total fixed rate instruments (cost: $103,192)                                     103,192
-----------------------------------------------------------------------------------------------------

            Total investments (cost: $391,802)                                               $391,802
=====================================================================================================





                          Portfolio Summary By Industry
                          ------------------------------
                          Housing - Multi-Family                         25.0%
                          General Obligations                            18.5
                          Education                                      13.3
                          Retirement Homes                               10.2
                          Toll Roads                                      5.8
                          Buildings                                       5.0
                          Finance - Municipal                             4.9
                          Hospitals                                       4.1
                          Electric Power                                  2.6
                          Hotel/Motel                                     2.4
                          Water/Sewer                                     2.3
                          Oil - International                             2.0
                          Water Utilities                                 1.8
                          Specialized Services                            1.0
                          Other                                           1.9
                                                                     ----------
                          Total                                         100.8%
                                                                     ==========





Notes to Portfolios of Investments in Securities


September  30, 1997
(Unaudited)




General Notes
Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Specific Notes
(a) Prerefunded to various dates prior to maturity at the call price.

(b) These securities were purchased within the terms of a private placement memorandum and are subject to a seven day demand feature. Under procedures adopted by the Board of Directors, the adviser has determined that these securities are liquid. At September 30, 1997, these securities represented 5.9% of the California Money Market Fund's net assets.

(c) Zero Coupon security. Rate represents the effective yield at date of purchase.

(d) At September 30, 1997, the cost of securities purchased on a delayed delivery basis for the California Bond Fund was $16,446,550.

(e) At September 30, 1997, these securities were segregated to cover delayed delivery purchases.


See accompanying notes to financial statements.



Statements of Operations
(In Thousands)

Six-month period ended September  30, 1997
(Unaudited)

                                                                                          California
                                                                        California       Money Market
                                                                         Bond Fund           Fund
                                                                        -----------       -----------
Net investment income:
   Interest income                                                       $ 13,924          $ 6,870
                                                                         ---------        ---------

   Expenses:
      Management fees                                                         742              578
      Transfer agent's fees                                                   116               99
      Custodian's fees                                                         46               52
      Postage                                                                  10               11
      Shareholder reporting fees                                                6                7
      Directors' fees                                                           2                2
      Registration fees                                                         7                1
      Professional fees                                                        12               12
      Other                                                                     8                7
                                                                          --------         --------
         Total expenses                                                       949              769
                                                                          --------         --------
            Net investment income                                          12,975            6,101
                                                                          --------         --------
Net realized and unrealized gain on investments:
      Net realized gain                                                     3,517               -
      Change in net unrealized appreciation/depreciation                   17,180               -
                                                                          -------          --------
            Net realized and unrealized gain                               20,697               -
                                                                          -------          --------
Increase in net assets resulting from operations                         $ 33,672          $ 6,101
                                                                         ========          ========



See accompanying notes to financial statements.






Statements of Changes in Net Assets
(In Thousands)

Six-month period ended September 30, 1997 and Year ended March 31, 1997 (Unaudited)

                                                          California                 California
                                                           Bond Fund              Money Market Fund
                                                          ----------              -----------------
                                                    9/30/97       3/31/97         9/30/97      3/31/97
                                                    -------       -------         -------      -------
From operations:
   Net investment income                          $   12,975   $   24,521      $   6,101    $   9,994
   Net realized gain on investments                     3,517        3,635            -            -
   Change in net unrealized appreciation/
      depreciation of investments                      17,180         (890)           -            -
                                                       -------      -------        ------       ------
      Increase in net assets resulting
         from operations                               33,672       27,266          6,101        9,994
                                                       -------      -------        ------       -------
Distributions to shareholders from:
   Net investment income                              (12,975)     (24,521)        (6,101)      (9,994)
                                                      --------     --------        --------    --------
From capital share transactions:
   Proceeds from shares sold                           43,562       66,664        221,577      371,516
   Shares issued for dividends reinvested               9,042       16,992          5,721        9,315
   Cost of shares redeemed                            (25,149)     (55,350)      (179,900)    (336,052)
                                                     --------     --------        --------    ---------
      Increase in net assets from
         capital share transactions                    27,455       28,306         47,398       44,779
                                                     --------     --------        --------    --------
Net increase in net assets                             48,152       31,051         47,398       44,779
Net assets:
   Beginning of period                                440,231      409,180        341,128      296,349
                                                     --------     --------        --------    --------

   End of period                                   $  488,383   $  440,231      $ 388,526    $ 341,128
                                                     ========     ========       ========     ========
Change in shares outstanding:
   Shares sold                                          4,056        6,327        221,577      371,516
   Shares issued for dividends reinvested                 837        1,610          5,721        9,315
   Shares redeemed                                     (2,340)      (5,255)      (179,900)    (336,052)
                                                      -------      --------       --------    ---------
      Increase in shares outstanding                    2,553        2,682         47,398       44,779
                                                     ========      ========       ========     =======
Authorized shares of $.01 par value                    60,000       50,000        425,000      425,000
                                                     ========      ========       ========     ========



See accompanying notes to financial statements.





Notes to Financial Statements


September 30, 1997
(Unaudited)

(1)    Summary of Significant Accounting Policies
USAA Tax Exempt Fund, Inc. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this semiannual report pertains only to the California Bond Fund and California Money Market Fund (the Funds). The Funds have a common objective of providing California investors with a high level of current interest income that is exempt from federal and California state income taxes. The California Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation -- Investments in the California Bond Fund are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, all securities in the California Money Market Fund, are stated at amortized cost which approximates market value.

B. Federal taxes -- Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the securities. The Funds concentrate their investments in California municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)    Lines of Credit
The Funds participate with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, each Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, each Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 15% of its total assets at NationsBank's borrowing rate plus a markup. The Funds had no borrowings under either of these agreements during the six-month period ended September 30, 1997.

(3)    Distributions
Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed at September 30, 1997.

Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At September 30, 1997, the California Bond Fund had capital loss carryovers for federal income tax purposes of approximately $494,000 which, if not offset by subsequent capital gains will expire in 2003. It is unlikely that the Board of Directors of the Company will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4)    Investment Transactions
Purchases and sales/maturities of securities, excluding short-term securities, for the six-month period ended September 30, 1997 for the California Bond Fund were $103,943,357 and $63,405,255, respectively. Purchases and sales/maturities of securities for the six-month period ended September 30, 1997 for the California Money Market Fund were $401,187,250 and $346,620,840, respectively.

Gross unrealized appreciation and depreciation of investments at September 30, 1997 for the California Bond Fund was $34,261,476 and $59,939, respectively.

(5)    Transactions with Manager
A. Management fees -- The investment policies of the Funds and the management of the Funds' portfolios are carried out by USAA Investment Management Company (the Manager). Management fees are computed as a percentage of aggregate average net assets (ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50,000,000, .40% of that portion over $50,000,000 but not over $100,000,000, and .30% of that portion over $100,000,000. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6)    Transactions with Affiliates
Certain directors and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Funds.

Notes to Financial Statements (continued)
California Bond Fund

September  30, 1997
(Unaudited)





(7)    Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:


                          Six-Month
                        Period Ended
                        September 30,                        Year Ended March 31,
                                               ----------------------------------------------------
                            1997          1997         1996          1995         1994         1993
                            ----          ----         ----          -----       ------       -----
Net asset value
   at beginning
   of period             $    10.50    $    10.43   $    10.10    $    10.03   $    10.75   $    10.25
Net investment
   income                       .30           .61          .60           .59          .59          .62
Net realized and
   unrealized
   gain (loss)                  .48           .07          .33           .07         (.52)         .62
Distributions from
   net investment
   income                      (.30)         (.61)        (.60)         (.59)        (.59)        (.62)
Distributions
   of realized
   capital gains                  -             -            -             -         (.20)        (.12)
                           ----------        -------     -------     --------      -------     --------
Net asset value at
   end of period         $    10.98    $    10.50   $    10.43    $    10.10   $    10.03   $    10.75
                           ==========       ========     =======     ========      ========     =========
Total return (%) *             7.51          6.60         9.35          6.89          .31        12.56
Net assets at end
   of period (000)       $  488,383    $  440,231   $  409,180    $  372,877   $  382,766   $  386,933
Ratio of expenses
   to average
   net assets (%)               .41(a)        .41          .42           .44          .44          .46
Ratio of net
   investment
   income to
   average net
   assets (%)                  5.56(a)       5.74         5.74          5.98         5.40         5.94
Portfolio
   turnover (%)               13.76         23.72        23.09         28.86       102.85        86.53

(a)  Annualized.  The  ratio  is not  necessarily  indicative  of 12  months  of operations.
 *   Assumes  reinvestment  of all dividend income and capital gains distributions during the period.




NOTES TO FINANCIAL STATEMENTS (CONTINUED)
CALIFORNIA MONEY MARKET FUND

September 30, 1997
(Unaudited)


(7)    Financial Highlights (continued)
Per share operating performance for a share outstanding throughout each period is as follows:



                          Six-Month
                        Period Ended
                        September 30,                        Year Ended March 31,
                                                 -----------------------------------------------------
                            1997          1997          1996        1995         1994          1993
                            -----        -----          ----        -----       -----          -----
Net asset value
   at beginning
   of period              $    1.00     $    1.00    $    1.00    $     1.00   $     1.00    $    1.00
Net investment
   income                       .02           .03          .04           .03          .02          .03
Distributions from
   net investment
   income                      (.02)         (.03)        (.04)        ( .03)        (.02)        (.03)
                              --------       ------       ------       -------      -------     --------
Net asset value at
   end of period          $    1.00     $    1.00    $    1.00    $     1.00   $     1.00    $    1.00
                              ========      =======       ======       =======      =======     ========
Total return (%) *             1.70          3.23         3.58          2.94         2.22         2.66
Net assets at end
   of period (000)        $ 388,526     $ 341,128    $ 296,349    $  266,764   $  247,303    $ 219,097
Ratio of expenses
   to average net
   assets (%)                   .42(a)        .45          .47           .47          .49          .50
Ratio of net
   investment
   income to
   average net
   assets (%)                  3.36(a)       3.19         3.52          2.91         2.19         2.63


(a)  Annualized.  The  ratio  is not  necessarily  indicative  of 12  months  of  operations.
 *   Assumes reinvestment of all dividend income distributions during  the period.

